Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of ViewRay, Inc. a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

VIEWRAY, INC.

Dated: November 16, 2015	By:	/s/ Chris A. Raanes
	Name:	Chris A. Raanes
	Title:	Chief Executive Officer

VIEWRAY, INC.

Dated: November 16, 2015	By:	/s/ D. David Chandler
	Name:	Name: D. David Chandler
	Title:	Chief Financial Officer